UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: December 16, 20040


                     Global Environmental Energy Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified by its charter)


     Bahamas                       33-24483-NY           00-0000000
------------------------       -----------------    ------------------
(State or other jurisdic-      (Commission File     (IRS Employer
tion of incorporation)          Number)             Identification Number)


MAGNA CARTA COURT
PARLIAMENT & SHIRLEY STREETS
P.O. BOX N-918
NASSAU, BAHAMAS                                                N/A
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(address of principal executive offices)                   (zip code)


4640 South Carrollton Ave Suite 2A-6
New Orleans, La                                                70199
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(address of principal business offices)                    (zip code)


Registrant's telephone number, including area code: (877) 723-6315


                                      N/A
                ------------------------------------------------
           Former Name or Former Address If Changed Since Last Report

ITEM 8.01  OTHER EVENTS

     On December 10, 2004 Global  Environmental  Energy Inc,  formerly  known as
Life Energy & Technology Inc, had caused the formation of a wholly owned subsidiary to be formed named Sahara Petroleum Exploration Corp located in New Providence in the Commonwealth of Bahamas.


1. Global Environmental Energy Corp. authorizes the issuance of a stock dividend as of the record date "ONLY" to shareholders that own not less than 100 shares of Global Environmental Energy Corp., 3 new shares of Sahara Petroleum Exploration Corp. will be issued for each 100 shares of Global Environmental Energy Corp. owned on the record date. By way of example, the owner of 100 shares of Global Environmental Energy Corp. will receive 3 shares of Sahara Petroleum Exploration Corp, as a dividend; the owner of 199 shares of Global Environmental Energy Corp. will receive 3 shares of Sahara Petroleum Exploration Corp. as a dividend.

2. The record date will be January 15, 2004 with delivery on or about January 30, 2005. In order to receive the stock dividend, a stockholder of record on the record date must continue to hold GEEC stock through the dividend payment date of January 30, 2005

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired.

None

(b)  Pro forma financial statements.

None

(c) Exhibits. These exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601), or Item 601 of Regulation S-B (17 CFR 228.601) and Instruction B.2 to this form.

Exhibit No.    Description
----------------------------------------------------------------------

10.2   *       Board  minutes  authorizing  the  formation  of  a  wholly  owned subsidiary to be formed named Sahara Petroleum Exploration Corp.

-----------------

*    Filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                        Global Environmental Energy Corp




By:   /s/ Dr.  CA McCormack
 ----------------------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
for and on behalf of Global Environmental Energy Corp.